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                                                                   EXHIBIT 10.11

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[LOGO OF BANK OF AMERICA]                                Amendment to Documents
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                  AMENDMENT NO. 7 TO BUSINESS LOAN AGREEMENT

      This Amendment No. 7 (the "Amendment") dated as of August 18, 1998, is between Bank of America National Trust and Savings Association (the "Bank") and St. John Knits, Inc. (the "Borrower").


                                   RECITALS
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      A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of December 15, 1995, as previously amended (the
"Agreement").

      B.  The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
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      1.  Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

      2.  Amendments.  The Agreement is hereby amended as follows:
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          2.1  A new Paragraph 7.7(f) is added to the Agreement, which reads in its entirety as follows:

               "(f) Additional contingent debts guaranteeing the debts of the Borrower's majority owned subsidiaries which do not exceed a total principal amount of One Million Five Hundred Thousand Dollars ($1,500,000)."

          2.2 In Paragraph 7.9 of the Agreement, the amount "Twenty-Five Million Dollars ($25,000,000)" is substituted for the amount "Twenty-One Million Dollars ($21,000,000)."

          2.3 Paragraph 7.19(c) of the Agreement is amended to read in its entirety as follows:

               "(c) enter into any consolidation, merger, or other combination, or become a partner in a partnership, a member of a joint venture, or a member of a limited liability company unless the Borrower's investment in such transaction is less than a total principal amount of Two Million Dollars ($2,000,000)."

      3.  Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.
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Bank of America
National Trust and Savings Association                   St. John Knits, Inc.
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x   /s/ Sally Hoffman                                    x   /s/ Roger G. Ruppert
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By:    Sally Hoffman                                     By:    Roger G. Ruppert
Title: Vice President                                    Title: Senior Vice President-Finance
                                                                and Chief Financial Officer
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